UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2006



                            HERITAGE FINANCIAL GROUP
                            ------------------------

             (Exact name of Registrant as specified in its charter)


          United States              000-51305               45-0479535
          -------------              ---------               ----------
  (State or Other Jurisdiction    (Commission File        (I.R.S. Employer
        of Incorporation)              Number)           Identification No.)


              310 West Oglethorpe Boulevard, Albany, Georgia 31701
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS.

     On July 19, 2006, Heritage Financial Group issued a press release announcing its financial results for the second quarter and six months ended June 30, 2006. The full text of the press release is set forth in Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.


ITEM 8.01. OTHER EVENTS

     Also in the press release issued on July 19, 2006, the Company announced that its Board of Directors has declared a cash dividend of $0.05 per common share, payable on August 18, 2006, to stockholders of record as of August 4, 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits.

             99      Press Release dated July 19, 2006



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HERITAGE FINANCIAL GROUP



Date: July 19, 2006                    By: /s/ O. Leonard Dorminey
                                           -------------------------------------
                                           O. Leonard Dorminey
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number             Description of Exhibit(s)
-------            -------------------------

  99               Copy of press release issued by the Company on July 19, 2006.